INTERNET Go To: www.proxypush.com/THR or scan the QR code below. Read the Proxy Statement and have your proxy card at hand. PO BOX 8035 CARY, NC 27512 Follow the simple instructions to record your vote. PHONE Call 1-866-520-3408 toll free. Read the Proxy Statement and have your proxy card at hand. Use any touch-tone telephone. Follow the simple recorded instructions. MAIL Read the Proxy Statement. Mark, sign and date your proxy card. Fold and return your proxy card in the postage-paid envelope provided with the address below showing through the window. ATTEND THE SPECIAL MEETING The Special Meeting will be held at the offices of Thrivent Financial for Lutherans, 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402. PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916 Please fold here—Do not separate Thrivent Series Fund, Inc. Thrivent Multidimensional Income Portfolio SPECIAL MEETING OF SHAREHOLDERS ON JUNE 27, 2024 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THRIVENT SERIES FUND, INC. The undersigned, having received notice of a special meeting of shareholders to be held on June 27, 2024 at 10:30 a.m. Central Time (with any adjournments, postponements, or delays of the meeting, the “Special Meeting”) of Thrivent Multidimensional Income Portfolio (the “Target Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”) and the related Proxy Statement, hereby appoints John D. Jackson and Jill M. Forte as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Target Portfolio that the undersigned is entitled to vote at the Special Meeting. The undersigned hereby revokes any and all proxies with respect to such shares previously given. This instruction may be revoked at any time prior to its exercise at the Special Meeting by executing a subsequent proxy card, voting later by Internet or phone, filing written notice to the Fund, or attending the Special Meeting and providing new voting instructions. This proxy will be voted as instructed. If you sign below but do not mark instructions on the reverse side, all shares of the Target Portfolio attributable to your account will be voted “FOR” the proposal. The persons named as proxies are authorized in their discretion to vote upon such other matters as may properly come before the Special Meeting. Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Signature and Title, if applicable Additional Signature (if held jointly) Scan code for mobile voting Date PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE PX-TSFMDI-V3

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on June 27, 2024: The Proxy Statement for this Special Meeting is available at www.proxypush.com/THR PLEASE VOTE YOUR PROXY TODAY! 1. To approve an Agreement and Plan of Reorganization pursuant to which the Target Portfolio would (i) transfer all of its assets to Thrivent Opportunity Income Plus Portfolio (the “Acquiring Portfolio”), a series of the Fund, in exchange for shares of the Acquiring Portfolio, (ii) distribute such shares of the Acquiring Portfolio to shareholders of the Target Portfolio, and (iii) dissolve. FOR AGAINST ABSTAIN Thrivent Multidimensional Income Portfolio Thrivent Multidimensional Income Portfolio Thrivent Multidimensional Income Portfolio Thrivent Multidimensional Income Portfolio PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE

INTERNET Go To: www.proxypush.com/THR or scan the QR code below. Read the Proxy Statement and have your Voting Instruction Card at hand. PO BOX 8035 CARY, NC 27512 Follow the simple instructions to record your vote. PHONE Call 1-866-520-3408 toll free. Read the Proxy Statement and have your Voting Instruction Card at hand. Use any touch-tone telephone. Follow the simple recorded instructions. MAIL Read the Proxy Statement. Mark, sign and date your Voting Instruction Card. Fold and return your Voting Instruction Card in the postage-paid envelope provided with the address below showing through the window. ATTEND THE SPECIAL MEETING The Special Meeting will be held at the offices of Thrivent Financial for Lutherans, 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402. PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916 Please fold here—Do not separate Thrivent Series Fund, Inc. Thrivent Multidimensional Income Portfolio VOTING INSTRUCTION CARD FOR A SPECIAL MEETING OF SHAREHOLDERS ON JUNE 27, 2024 Thrivent Financial for Lutherans (the “Company”), as a sponsor of variable contracts, is using this Voting Instruction Card to solicit voting instructions from contractholders who hold unit values in separate accounts of the Company that invests in Thrivent Series Fund, Inc. (the “Fund”). The undersigned, having received notice of a special meeting of shareholders to be held on June 27, 2024 at 10:30 a.m. Central Time (with any adjournments, postponements, or delays of the meeting, the “Special Meeting”) of the Thrivent Multidimensional Income Portfolio (the “Target Portfolio”), a series of the Fund and the related Proxy Statement, hereby instructs the Company to vote, at the Special Meeting, all shares of the Target Portfolio attributable to his or her variable contracts or interests in the relevant separate accounts as directed on the reverse side. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given. This voting instruction may be revoked at any time prior to its exercise at the Special Meeting by executing a subsequent Voting Instruction Card, voting later by Internet or phone, filing written notice to the Fund, or attending the Special Meeting and providing new voting instructions. This Voting Instruction Card will be voted as instructed. If you sign below but do not mark instructions on the reverse side, the Company will vote all shares of the Target Portfolio attributable to your account value “FOR” the proposal. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contractholders in the separate account. The persons named as proxies are authorized in their discretion to vote upon such other matters as may properly come before the Special Meeting. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS VOTING INSTRUCTION CARD BELOW, MARK ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Signature and Title, if applicable Additional Signature (if held jointly) Scan code for mobile voting Date PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE VIC-TSFMDI-V3

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on June 27, 2024: The Proxy Statement for this Special Meeting is available at www.proxypush.com/THR PLEASE VOTE YOUR PROXY TODAY! 1. To approve an Agreement and Plan of Reorganization pursuant to which the Target Portfolio would (i) transfer all of its assets to Thrivent Opportunity Income Plus Portfolio (the “Acquiring Portfolio”), a series of the Fund, in exchange for shares of the Acquiring Portfolio, (ii) distribute such shares of the Acquiring Portfolio to shareholders of the Target Portfolio, and (iii) dissolve. FOR AGAINST ABSTAIN Thrivent Multidimensional Income Portfolio Thrivent Multidimensional Income Portfolio Thrivent Multidimensional Income Portfolio Thrivent Multidimensional Income Portfolio PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE